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Exhibit 23.3

Consent of Independent Auditors

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2003, with respect to the financial statements of Lehigh Valley Associates incorporated by reference in this Registration Statement (Form S-4) and related Prospectus of Pennsylvania Real Estate Investment Trust.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 8, 2003

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  Exhibit 23.3
Consent of Independent Auditors